NAIC
Growth
Fund

Semi-Annual Report
June 30th, 1997

Contents

Report to Shareowners                        2
Statement of Assets and Liabilities          3
Statement of Operations                      4
Statements of Changes in Net Assets          5
Financial Highlights                         6
Portfolio of Investments                     7
Notes to Financial Statements               10
NAIC Growth Fund, Inc., Board of Directors  13
Shareowner Information                      14










































Report to Shareowners:
June 30, 1997

Except for a slight correction in April, the stock market has continued to set record breaking highs. Trying to find bargains has been difficult with growth companies selling at or near their highs. This is evidenced by an increase in the Fund's Net Asset Value from $18.13 at the beginning of the period to a current value of $20.67. With the inclusion of the semi-annual dividend of $0.105, this represents a 14.6% increase.

A number of changes have been made in the Fund's portfolio since the first of the year including several sales and additional purchases. The Fund managers decided to sell two companies that came into the Fund as spin-offs. Alltrista, 1,125 shares, which was a spin-off from Ball Corporation, was sold along with Cuno, 4,500 shares, which was a spin-off from Commercial Intertech. It was also decided to sell all 4,500 shares of Commercial Intertech. Arnold, 2,000 shares, and Sea Containers, 7,000 shares, were long-term holdings of the Fund and were sold at a loss. The entire position in Dun & Bradstreet was sold when it was decided that the company's fundamentals were no longer the same as when the company was originally purchased. As a result of a litigation settlement with Community Psychiatric, the Fund received 114 shares of Transitional Hospital. Since additional purchases were not anticipated, it too was sold. Lastly, a partial sale of 1,000 shares of Philip Morris was completed prior to its three-for-one stock split. The Fund
continues to hold 3,000 shares after the stock split.   The
sales resulted in a net long-term capital gain of $140,207.

With the proceeds from the sales several purchases were also made by the Fund managers. OM Group, 3,000 shares, was
added to the Fund's portfolio as a new holding.   OM Group
was reviewed in Better Investing magazine as a Stock to Study and showed a positive potential for growth in the years ahead. Additional purchases to existing holdings in the portfolio included 2,000 Federal Signal, 3,000 Biomet, 2,000 Stryker, 1,000 Teleflex, 2,000 Dallas Semiconductor and 1,000 Sysco Corporation.

A number of the stocks in the portfolio have also paid stock dividends or splits since the first of the year including Bristol-Myers Squibb (2-1), Cincinnati Bell (2-1), Colgate Palmolive (2-1), Emerson Electric (2-1), General Electric (2-1), International Business Machines (2-1), Johnson Controls (2-1), Molex (5-4), Pfizer (2-1), Philip Morris (3-
1), Sigma Aldrich (2-1), State Street Boston (2-1), Synovus Financial (3-2), Teleflex (2-1) and Vishay Intertechnology (5%).

As many of the shareowners will note from the Financial Highlights Statement, the Fund's annualized total return based on market value for 1997 is 116%. It is the belief of the Fund's directors that this is largely due to the close connection between the price of the Fund and the supply and demand for the Fund's shares. As most of the Fund's shareowners are long-term investors, the demand for shares has greatly outweighed the supply. The Fund's board of directors and legal counsel are currently and will in the future continue to explore various avenues in an effort to address this issue for the benefit of the shareowners.
There will not be an easy solution and the Board will, of course, notify shareowners of any action taken.





Thomas E. O'Hara         Kenneth S. Janke
Chairman                 President

































NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of June 30, 1997
(Unaudited)


ASSETS
Investment securities'
    at market value (cost $6,149,024)       $14,413,299
Short-term investments
    at amortized cost                         1,014,747
Cash and cash equivalents                       656,275
Dividends and interest receivable                17,904
Prepaid insurance                                 1,592
                                             16,103,817

LIABILITIES
Dividends payable            81,350
Accounts payable              5,420              86,770

TOTAL NET ASSETS                            $16,017,047

SHAREHOLDERS' EQUITY
Common Stock par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 774,763 shares        $           775
Additional Paid-in Capital                    7,597,962
Undistributed net investment income              13,828

Undistributed net realized gain
      on investments	                            140,207

Unrealized appreciation of investments        8,264,275

SHAREHOLDERS' EQUITY                        $16,017,047

NET ASSET VALUE PER SHARE                 $       20.67


See notes to financial statements















NAIC Growth Fund, Inc.
Statement of Operations
For the six months ended June 30, 1997
(Unaudited)


INVESTMENT INCOME

Interest                                      $  37,587
Dividends                                       108,708
                                                146,295
EXPENSES

	Advisory fees                    54,558
	Transfer agent & custodian fees   9,907
	Annual shareholders meeting       9,758
	Insurance                         9,556
	Printing                          8,826
	Directors fees & expenses         7,143
	Legal fees                        4,732
	Mailing & postage                 1,574
	Audit fees                          774
	Other fees & expenses             3,110
	Less:     Advisory fees waived  (52,910)
	Net Expenes                             57,028
	Net investment income                   89,267

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain on investments:
Proceeds from sale of
      investment securities             446,690
Cost of investment securities sold      306,483
Net realized gain on investments                140,207

Unrealized appreciation of investments:
Unrealized appreciation at
      beginning of period            6,526,553
Unrealized appreciation at
      end of period                  8,264,275
Increase in unrealized appreciation
      on investments                          1,737,722
  Net realized and unrealized
      gain on investments                     1,877,929

NET INCREASE FROM OPERATIONS                $ 1,967,196


See notes to financial statements





NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the periods ended:

				      June 30,1997 December 31, 1996
					  (Unaudited)

FROM OPERATIONS:

Net investment income	        $89,267	  $136,240
Net realized gain on
   Investments                   140,207        424,659
   Net change in unrealized
   appreciation on investments 1,737,722      2,162,041
Net increase from Operations   1,967,196      2,722,940

DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income             81,350        139,410
Net realized gain from investment
   Transactions                        0        424,659
	Total distributions          81,350        564,069


FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment            365,368        150,443
Cash purchases                   278,048        189,356
   Net increase from capital
     stock transactions          643,416        339,799
   Net increase in net  assets 2,529,262      2,498,670
TOTAL NET ASSETS:

Beginning of period           13,487,785     10,989,115
End of period (including
  undistributed net investment
  income of $13,828 and
  $5,911,respectively)        $16,017,047   $13,487,785
Shares:

Shares issued to common
   stockholders under the
   dividend reinvestment
   and cash purchase plan          30,942        20,377
Shares at beginning of period	    743,821       723,444

Shares at end of period           774,763       743,821

See notes to financial statements




NAIC Growth Fund, Inc.
Financial Highlights
For the periods ended:
                 June 30,1997  1996  1995   1994   1993   1992
                 (Unaudited)

Net asset value at
 beginning of period  $18.13 $15.19 $11.50 $11.24 $10.83 $10.06
Net investment income    .12    .19    .15    .09    .07    .09
Net realized and
 unrealized gain on
  investments           2.53   3.51   3.82    .26    .43    .86
Total from investment
 operations             2.65   3.70   3.97    .35    .50    .95
Distributions from:
  Net investment income (.11)  (.19)  (.15)  (.09)  (.07)  (.09)
Realized gains             0   (.57)  (.13)   .00   (.02)  (.09)
  Total distributions   (.11)  (.76)  (.28)  (.09)  (.09)  (.18)
Net asset value at
  end of period        $20.67 $18.13 $15.19 $11.50 $11.24 $10.83
Per share market value,
  end of period    Ask 28 7/8  19 1/2 14 1/4 9 1/2 11 1/4 12
                   Bid 29 3/4  18 7/8 13 3/4 9 3/8  9 1/2 9 1/2

Total Investment Return (annualized):
based on market value
   1 year             116.34% 42.94% 49.70% (0.54%) 0.83% 1.72%
   from inception      19.18% 12.59%  7.85%  0.27%  0.50% 0.37%
based on net asset value
   1 year              29.18% 24.46% 34.60%  3.12%  4.65% 9.51%
   from inception      13.16% 11.92%  9.78%  4.92%  5.45% 5.77%
Net Assets,
end of period (mil)  $16,017  $13,488  $10,989 $ 8,317  $8,082 $7,432

Ratios to average net assets (annualized):
Ratio of expenses to
   average net assets (a) .78%  0.96%  1.19%  1.81%  2.00% 2.00%
Ratio of net investment
   income to average
   net assets (a)        1.23%  1.10%  1.16%  0.77%  0.63% 0.92%
Portfolio turnover rate  5.80%  5.93%  6.90%  6.56%  0.62% 3.50%
Average commission rate  $0.12  $0.12  $0.12

(a)	In 1997, 1996, 1995 and 1994, the adviser voluntarily
waived either all or a portion of its fee. Had the adviser not done so in 1997, 1996, 1995 and 1994, the ratio of expenses to average net assets would have been 1.51%, 1.68%, 1.94% and 2.00% and the ratio of net investment income to average net assets would have been 0.50%, 0.38%, 0.41% and 0.58%, respectively.

See notes to financial statements



NAIC Growth Fund, Inc.
Portfolio of Investments - June 30, 1997


1.0  Auto Replacement
Dana Corp.              4,000    53,250    152,000

8.8   Banking
Citicorp                4,000    79,167    482,250
Comerica Inc.           2,000    58,750    136,000
First Chicago NBD       2,000    64,750    121,000
Synovus Financial      11,250    81,125    310,079
Huntington Banc.       12,007    91,101    352,706

0.5   Broadcasting
Walt Disney             1,049    67,661     84,182

2.4   Building Products
Clayton Homes          10,000   131,981    143,750
Johnson Controls        6,000    96,895    246,375

4.9   Chemicals
Monsanto                7,500    71,447    322,969
OM Group                3,000    86,625     98,625
RPM                    10,000   119,125	 183,750
Sigma Aldrich           5,000    94,938    175,313

1.1   Computers
IBM                     2,000    99,387    180,500

3.4   Consumer Products
Colgate-Palmolive      4,000     98,500    261,000
Newell Co.             7,000    153,000    278,250

4.9   Electrical Equipment
Federal Signal         5,000    119,875    125,625
General Electric       4,000     56,000    260,000
Vishay Intertech. *   12,127    132,021    350,920
Westinghouse           2,000     23,875     46,250

1.7   Electronics
Dynatech Corp. *       4,000     35,512    143,000
Molex Inc.             3,750     93,250    130,781


12.5   Ethical Drugs
Amer. Home Prod.       3,000     90,510    229,500
Bristol-Myers Squibb   4,000    146,475    324,000
Eli Lilly              5,000    168,963    546,563
Johnson & Johnson      2,000     45,500    128,750
Merck & Co., Inc.      2,500     83,319    255,781
Pfizer Inc.            2,000     58,750    239,000
Pharmacia & Upjohn     7,975    200,070    277,131

8.8   Financial Services
Allied Group           7,500    131,625    285,000
Beneficial Corp.       4,000    119,537    284,250
Cognizant Corp.        1,500     35,799     60,750
Household Intl.        5,000    123,313    587,188
State Street Boston    4,000     75,500    185,000

3.2   Food
ConAgra                3,000     78,125    192,562
Heinz, H.J.            3,000     67,250    138,375
McCormick & Co.        7,000    145,100    176,750

1.3   Grocery
Hannaford Bros.        6,000    138,562    213,375

3.0   Hospital Supplies
Biomet Corp.           5,000     78,500     93,125
Stryker Corp.          6,000    121,750    209,250
St. Jude Medical *     4,500    100,125    175,500

0.7   Industrial Services
Donaldson Co.          3,000     37,588    114,000

0.9   Instruments
TSI Inc.              15,000     48,375    142,500

3.2   Insurance
AFLAC                  3,750     51,875    177,187
Amer. Int'l. Group     2,250     79,053    336,094

3.1   Machinery
Cooper Industries      3,500    129,018    174,125
Emerson Electric       6,000    113,518    330,375

3.2   Multi Industry
Pentair                3,000     23,875     98,625
Teleflex Inc.          6,000    145,187    187,500
Thermo Electron *      6,750    106,687    232,031

0.4   Office Equipment
American Bus. Prod.    3,000     62,625     68,250

1.9   Paper
Mead Corp.             5,000    134,002    311,250

0.8   Petroleum
Kerr McGee             2,000     95,250    126,750

2.4   Publishing
Reuters Holdings       6,000    125,375    378,000

2.4   Restaurants
McDonald's             8,000    115,260    386,500

0.3   Rubber
Cooper Tire & Rubber   2,000     31,82    344,000

1.2   Semi Conductor
Dallas Semiconductor   5,000   107,750    195,625

4.5   Soft Drinks
Coca Cola              4,000    82,250    272,000
PepsiCo.              12,000   222,250    450,750

3.1   Telecommunications
ADC Telecom. *         9,000    21,234    300,375
Cincinnati Bell        6,000    55,250    189,000

0.8   Tobacco
Philip Morris          3,000    43,208    132,750

1.1   Transportation
Sysco Corp.            5,000   142,750    182,500

1.1   Utilities
Century Telephone      5,000   140,625    168,437

1.4   Water Treatment
Ionics *               5,000   117,188    227,500

90.0                        $6,149,024 $14,413,299


Short-term Investments

6.3   United States Treasury Bill,
         maturing 7/3/97                 1,014,747
4.1  Misc. Cash Equivalents               656,275
10.4                                     1,671,022

Total Investments                       16,084,321

(0.4)All other assets less liabilities     (67,274)
100.0%   Total Net Assets              $16,017,047


* non-income producing securities











NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION

The NAIC Growth Fund, Inc. (the  "Fund") was organized under
Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940.
The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see Note 4).

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from the date of acquisition to
maturity.   Investment security purchases and sales are
accounted for on a trade date basis.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.
The following information is based upon Federal income tax cost of portfolio investments as of June 30, 1997:

Gross unrealized appreciation           $8,264,275
Gross unrealized depreciation                    0
Net unrealized appreciation             $8,264,275
Federal income tax cost                 $6,149,024

Expenses - The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Fund's expenses in excess of two percent (2%) of average net assets shall be the responsibility of the Investment Adviser. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $4,732 for ongoing legal services during the period.

(3)  MANAGEMENT ARRANGEMENTS

Investment Adviser

National Association of Investors Corporation serves as the Fund's Investment Adviser subject to the Investment Advisory
Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund.

For the services provided under the Investment Advisory
Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least
$3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $52,910 of its total fee of $54,558 for the period ended june 30, 1997.

Plan Agent

As of June 1, 1997, Michigan National Bank (MNB) became the
Fund's custodian pursuant to the Custodian Agreement. As the Fund's custodian, MNB receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston
EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to the

Transfer Agency and Dividend Disbursement Agreements.
Boston EquiServe receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund has a Dividend Reinvestment and Cash Purchase Plan
(the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions.

Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS

On May 15, 1997, a distribution of $0.105 per share aggregating $81,350 was declared from net investment income.
The dividend was paid August 1, 1997, to shareholders of record June 30, 1997.

(6)  INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term securities for the period ended June 30, 1997, were $381,478 and $446,690, respectively.

(7)  FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the periods presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.


NAIC Growth Fund, Inc.
Board of Directors


Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI

Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI

Cynthia P. Charles
Director,
Ambler, PA

Carl A. Holth
Director,
Clinton Twp., MI

William T. Endicott
Director,
Bethesda, MD

Kenneth S. Janke
President,
Bloomfield Hills, MI

Benedict J. Smith
Director,
Birmingham, MI

James M. Lane
Director,
Grosse Pointe Farms, MI

Peggy L. Schmeltz
Director,
Bowling Green, OH















Shareowner Information


The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareowners to automatically reinvest dividends in Fund common stock with littler or no commissions. Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe., P.O. Box 8204, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe., P.O. Box 8204,
Boston, Massachusetts 02266.  Telephone 1-800-257-1770.

Shareowners or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak,
Michigan 48068.  Telephone 810-583-6242 Ext. 322.